EQ ADVISORS TRUSTSM

MULTIMANAGER MID CAP GROWTH PORTFOLIO

SUPPLEMENT DATED MAY 1, 2015 TO SUMMARY PROSPECTUS DATED MAY 1, 2015

This Supplement updates information contained in the Summary Prospectus of the Multimanager Mid Cap Growth Portfolio (“Portfolio”) of EQ Advisors Trust (“Trust”) dated May 1, 2015. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about portfolio manager changes for the Portfolio.

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Effective immediately, the table in the section of the Summary Prospectus entitled “Who Manages the Portfolio – Sub-Adviser: Franklin Advisers, Inc. (“Franklin Advisers”)” is deleted in its entirety and replaced with the following information:

Name	Title	Date Began Managing the Portfolio
Michael McCarthy	Executive Vice President, Director of Equity Research and Portfolio Manager of Franklin Advisers	May 2003

Bradley T. Carris, CFA®	Vice President, Portfolio Manager and Research Analyst of Franklin Advisers	May 2015